                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

              MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
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                (Name of Registrant as Specified In Its Charter)

                                                TODD LEBO
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------
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  PRELIMINARY FILING -- FOR USE BY THE SECURITIES AND EXCHANGE COMMISSION ONLY

             MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES

                              UTILITIES PORTFOLIO
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 4, 1999
                            ------------------------

    Notice is hereby given that a Special Meeting of Shareholders of the Utilities Portfolio of MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES (the "Fund") will be held in Conference Room A, 44th Floor, 2 World Trade Center, New York, New York 10048, on August 4, 1999 (the "Meeting"), at 10:00 a.m., New York City time, for the following purposes:

        1. To approve or disapprove a change in the Portfolio's investment objective from an objective to provide current income and long-term growth of income and capital, by investing primarily in equity and fixed-income securities of companies engaged in the public utilities industry to an objective to seek capital appreciation and current income;

        2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

    Shareholders of record as of the close of business on May 10, 1999 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting with respect to the Utilities Portfolio, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Utilities Portfolio, as applicable, present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies to be voted against Proposal 1.

                                          BARRY FINK
                                          SECRETARY

           , 1999
New York, New York

                                    IMPORTANT
      YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING.

           THE BOARD OF TRUSTEES RECOMMENDS THAT YOU CAST YOUR VOTE:
    FOR APPROVAL OF THE CHANGE IN THE INVESTMENT OBJECTIVE OF THE UTILITIES
                                   PORTFOLIO.

                             YOUR VOTE IS IMPORTANT

             MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
                              UTILITIES PORTFOLIO
                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                        SPECIAL MEETING OF SHAREHOLDERS

                                 AUGUST 4, 1999

    This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES (the "Fund") for use at the Special Meeting of Shareholders of the Utilities Portfolio of the Fund to be held on August 4, 1999 (the "Meeting"), and at any adjournments thereof. The first mailing of this
Proxy Statement is expected to be made on or about            , 1999.

    If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted in favor of Proposal 1 set forth in the attached Notice of Special Meeting of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund, execution and delivery of a later dated proxy to the Secretary of the Fund (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

    The Fund consists of fourteen separate Portfolios. The holders of shares ("Shareholders") of the Utilities Portfolio of the Fund of record as of the close of business on May 10, 1999, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. As of May 10, 1999, the Record Date, the Utilities Portfolio
had         shares outstanding. The percentage ownership of shares of the
Utilities Portfolio changes from time to time depending on purchases and redemptions by Shareholders and the total number of shares outstanding.

    The shares of the Fund are currently sold only to (1) Northbrook Life Insurance Company ("Northbrook") to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance policies it issues, and to (2) Allstate Life Insurance Company of New York ("Allstate") to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance policies it issues, and to (3) Glenbrook Life and Annuity Company ("Glenbrook") to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance contracts it issues, and to (4) Paragon Life Insurance Company ("Paragon") to fund the benefits under certain flexible premium variable life insurance contracts it issues in connection with an employer-sponsored insurance program offered only to certain employees of Morgan Stanley Dean Witter & Co., the parent company of the Fund's Investment Manager. Such separate accounts are sometimes referred to individually as an "Account" and collectively as the "Accounts." The variable annuity contracts issued by Northbrook,

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Allstate, Glenbrook and Paragon are sometimes referred to as the "Variable
Annuity Contracts." The variable life insurance policies issued by Northbrook, Allstate, Glenbrook and Paragon are sometimes referred to as the "Variable Life Policies." The Variable Annuity Contracts and the Variable Life Policies are sometimes referred to as the "Contracts."

    In accordance with their view of currently applicable law, Northbrook, Allstate, Glenbrook and Paragon will vote the shares of each of the Utilities Portfolio held in the applicable Account based on instructions received from the owners of Contracts ("Contract Owners") having the voting interest in the corresponding Sub-Accounts of the Account. In connection with the solicitation of such instructions from such Contract Owners, it is understood and expected that Northbrook will furnish a copy of this Proxy Statement to Contract Owners and that Northbrook, Allstate, Glenbrook and Paragon will furnish to Contract Owners one or more instruction cards by which the Contract Owners may provide their instructions to Northbrook, Allstate, Glenbrook and Paragon. Shares for which no instructions are received in time to be voted will be voted by Northbrook, Allstate, Glenbrook and Paragon in the same proportion as shares for which instructions have been received in time to be voted.

    The cost of soliciting proxies for the Meeting, which consists principally of printing and mailing expenses and which is expected to be approximately $_____, will be paid by the Utilities Portfolio. Such expenses include the costs of printing and mailing this Proxy Statement. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees and officers of the Fund and officers and regular employees of certain affiliates of the Fund, including Morgan Stanley Dean Witter Advisors Inc., Morgan Stanley Dean Witter Trust FSB, ("MSDW Trust"), Morgan Stanley Dean Witter Services Company Inc. and/or Morgan Stanley Dean Witter Reynolds Inc., without special compensation.

    MSDW Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on a Proposal other than to refer to the recommendation of the Board. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card.

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(1) APPROVAL OR DISAPPROVAL OF A CHANGE IN THE FUND'S INVESTMENT OBJECTIVE FROM
         AN OBJECTIVE TO PROVIDE CURRENT INCOME AND LONG-TERM GROWTH OF
            INCOME AND CAPITAL, BY INVESTING PRIMARILY IN EQUITY AND
                FIXED-INCOME SECURITIES OF COMPANIES ENGAGED IN
                      THE PUBLIC UTILITIES INDUSTRY TO AN
                                   OBJECTIVE
                          TO SEEK CAPITAL APPRECIATION
                               AND CURRENT INCOME

    The Utilities Portfolio's current investment objective is to provide current income and long-term growth of income and capital, by investing primarily in equity and fixed-income securities of companies engaged in the public utilities industry. As a result of changes in the utilities industry due to increased deregulation and the competition resulting therefrom, the Fund's Investment Manager has recommended changing the Utilities Portfolio's investment objective to more fully reflect the current and changing state of the utilities industry.

    Historically, because of regulated captive or monopoly markets and little competition, many utilities companies not only paid current dividends from the revenues they received but actively sought, over time, to grow and increase the dividends they paid to shareholders. As a result of deregulation, new competitors focused on growth have entered into markets traditionally controlled by a limited number of utilities companies and, as a result, there has been an increased emphasis on the part of many utilities companies to implement growth-oriented strategies by retaining income either through freezing dividends to shareholders or not paying dividends at all. Instead, many utilities companies have attempted to enhance shareholder value through long-term capital growth by using their income to invest in and diversify into other businesses believed to have high growth potential, some of which may not directly relate to the utilities business. These businesses may or may not pay dividends to shareholders. Consequently, shareholders of these companies are no longer realizing increased dividends on their shares.

    The Investment Manager believes that by eliminating the component of long-term growth of income from the Utilities Portfolio' s investment objective, the Utilities Portfolio's objective would be more compatible with actual present day market conditions in the utilities industry. Additionally, with a revised investment objective the Utilities Portfolio would be better able to take advantage of investment opportunities which have the potential to maximize total return through capital appreciation while still seeking to provide current income. The Investment Manager, therefore, recommended to the Fund's Board of Trustees that the Utilities Portfolio's investment objective be changed to an objective to seek capital appreciation and current income.

    The Investment Manager has also recommended to the Board of Trustees of the Fund that the Utilities Portfolio's investment objective eliminate the requirement that the Utilities Portfolio invest primarily in equity and fixed-income securities of companies engaged in the public utilities industry. This is due to the fact that increased deregulation has changed the face of the traditional utilities industry and many issuers comprising this industry are not considered "public utilities" as such term has historically been used to describe utilities companies having a specific franchise service territory under an environmental monopoly. As set forth above, the utilities industry has experienced increased deregulation through the break-up of publicly regulated monopolies and the entrance of private service providers in the fields of electricity, gas, telephone, cable and other public services. Additionally, certain providers of communications services and technology have never been considered "public" utilities yet comprise a growing component of the utilities industry.

    The Investment Manager has determined that the Utilities Portfolio's current investment limitation is unnecessarily limiting to the Utilities Portfolio and has recommended a revision to the limitation order to take advantage of investment opportunities throughout an expanded utilities industry which no longer encompasses only "public" utilities companies. In connection with this recommendation, the Investment Manager also proposed to the Board certain changes to the Utilities Portfolio's investment practices and policies which are not fundamental policies. Specifically, the Investment Manager has recommended eliminating the term "public" from the definition of what constitutes doing business as a utilities company in the Fund's prospectus to a company which derives 50% of its revenues or earnings from the utilities industry or devotes at least 50% of its assets to activities in the utilities industry. These non-fundamental changes to the Utilities Portfolio's investment policies do not require Shareholder approval.

    The Investment Manager, therefore recommended to the Fund's Board of Trustees that the Utilities Portfolio's investment objective be changed to current income and capital appreciation.

THE BOARD'S CONSIDERATION

    The Board of the Fund met in person on April 22, 1999 for the purpose of considering the proposed change in the Utilities Portfolio's investment objective. At their meeting in person on April 22, 1999, the Trustees considered each of MSDW Advisors' recommendations. Prior to and during the meeting the Trustees requested information they deemed necessary to enable them to determine whether the recommendations are in the best interests of the Utilities Portfolio and its Shareholders.

    Based upon its review, the Board also determined that the change in investment objective was in the best interests of the Utilities Portfolio and its Shareholders because it would potentially permit a greater emphasis on capital growth under conditions perceived by the Investment Manager to be favorable for such investments than would the current objective while at the same time retaining a significant income component. Accordingly, the Board, including all of the Independent Trustees, voted to recommend approval of the change in investment objective to the Utilities Portfolio's Shareholders.

REQUIRED VOTE

    The Utilities Portfolio's investment objective is fundamental and cannot be changed unless such change is approved at the Meeting, or any adjournments thereof, by a majority of the outstanding voting securities of the Utilities Portfolio. Such a majority means the affirmative vote of the holders of (a) 67% of more of the shares of the Utilities Portfolio present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Utilities Portfolio, whichever is less.

    THE TRUSTEES, INCLUDING ALL THE INDEPENDENT TRUSTEES, OF THE FUND RECOMMEND THAT SHAREHOLDERS OF THE UTILITIES PORTFOLIO VOTE FOR APPROVAL OF THE CHANGE IN THE UTILITIES PORTFOLIO'S INVESTMENT OBJECTIVE.

                             ADDITIONAL INFORMATION

    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting with respect to the Utilities Portfolio, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Utilities Portfolio's shares, as the case may be, present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies required to be voted against those proposals.

    Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                             SHAREHOLDER PROPOSALS

    The Fund does not hold regular Shareholders' meetings. Proposals of Shareholders intended to be presented at the next meeting of Shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.

                            REPORTS TO SHAREHOLDERS

    THE FUND'S MOST RECENT ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, AND ITS MOST RECENT SEMI-ANNUAL REPORT, ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM ADRIENNE RYAN-PINTO AT DEAN WITTER TRUST FSB, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS (TOLL-FREE)).

                                 OTHER BUSINESS

    The management of the Fund knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                       By Order of the Board of Trustees

                                   BARRY FINK
                                   SECRETARY

           VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES-UTILITIES PORTFOLIO
                            TO BE HELD ON AUGUST 4, 1999

This Instruction Card is solicited by ____________________________ from owners of variable annuity contracts and/or variable life insurance policies issued by ________________________ who have specified that a portion of their investment be allocated to this Portfolio of Morgan Stanley Dean Witter Variable Investment Series.

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's interest with respect to the above-referenced Portfolio be cast as directed on the reverse side at the Special Meeting of Shareholders of Morgan Stanley Dean Witter Variable Investment Series-Utilities Portfolio on August 4, 1999 at 10:00 a.m., New York City time. The undersigned, by completing this from, does hereby authorize _____________________to exercise its discretion in voting upon such other business as may properly come before the Meeting.

This Instruction Card, when properly executed, will be voted by __________________in the manner directed herein by the undersigned. If no direction is made, the votes attributable to this Instruction Card will be voted FOR the proposal listed on the reverse side. Interests in the Portfolio for which no instructions are received will be voted by __________________in the same proportion as votes for which Instructions are received for the Portfolio.


                                        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                        APPEARS ON THIS VOTING INSTRUCTIONS
                                        CARD.  PLEASE MARK, SIGN, DATE AND MAIL
                                        YOUR VOTING INSTRUCTIONS CARD IN THE
                                        ENCLOSED POSTAGE-PAID ENVELOPE.  If
                                        joint owners, each should sign.  When
                                        signing as executor, trustee, etc., give full title as such.

                                        ------------------------------
                                        Signature

                                        -------------------------------
                                        Signature (if held jointly)

                                        ---------------------------, 1999
                                        Date

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE FOLLOWING PROPOSAL.
Please mark your choices below in blue or black ink.  Example:       Sign the
Voting Instructions Card on the reverse side and return as soon as possible in the enclosed envelope.

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1.   Approval of a change in the Investment Objective of Morgan
     Stanley Dean Witter Variable Investment Series - Utilities Portfolio
     from an objective to provide current income and long term
     growth of income and capital, by investing primarily in equity and fixed-income securities of companies engaged in the
     public utilities industry to an objective to seek capital
     appreciation and current income         FOR        AGAINST        ABSTAIN




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DOC NUMBER: TODD VOTING INSTRUCTIONS CARD FOR VARIABLE 8-99